[Lord Day Letterhead]

                                    December 30, 1993




Price Communications Corporation
Apple Publishing Corporation
45 Rockefeller Plaza
New York, New York  10020

Ladies & Gentlemen:

                We have acted as counsel to Equity-Linked
Investors, L.P., a New York limited partnership ("ELI-I"), and Equity-Linked Investors-II, a New York limited partnership ("ELI-II"; and together with ELI-I, the "Buyers"), in connection with the Securities Purchase Agreement, dated December 30, 1993 (the "Purchase Agreement") among the Buyers, Apple Publishing Corporation, a Delaware corporation ("Apple"), and Price Communications Corporation, a New York corporation ("Price"), regarding the sale by Price and Apple to the Buyers of certain securities of and other interests in Northstar Television Group, Inc. (the "Company"). Unless otherwise defined herein, capitalized terms used herein have the meanings provided in the Purchase Agreement.

                In such capacity, we have examined, among other things, (i) executed copies of the Purchase Agreement, (ii) a copy of the Amended and Restated Limited Partnership Agreement of ELI-I dated as of October 2, 1984, as amended, and (iii) a copy of the Limited Partnership Agreement of ELI-II dated as of October 1, 1987, as amended.

                In connection with the foregoing, we have examined originals or copies satisfactory to us of all such records, agreements, certificates, governmental orders, permits, authorizations and other documents as we have deemed relevant and necessary as a basis for the opinions hereinafter expressed. In such examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity with the original documents of all documents submitted to us as copies. As to any facts material to our opinions set forth below, we have, to the extent that such facts were not independently established by us, relied upon certificates of general partners or other representatives of the Buyers.

                In giving the opinions expressed below, we have also assumed: (i) the due existence of each of Price and Apple;
(ii) the legal right, power and authority of each of Price and Apple under all applicable laws and regulations to execute, deliver and perform its respective obligations under the Purchase Agreement; (iii) the due authorization, execution and delivery by each of Price and Apple of the Purchase Agreement; and (iv) the validity, binding effect and enforceability of the Purchase Agreement in accordance with its terms against each of Price and Apple.

                The opinions expressed below are subject to the qualification that enforcement of the Purchase Agreement may be limited by any applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally from time to time in effect and may be subject to the application of equitable principles and the availability of equitable remedies.

                In giving the opinions expressed below, we do not purport to be experts in, and are not opining on, the laws of any jurisdiction other than the laws of the State of New York.

                Based upon and subject to the foregoing, we are of the opinion that:

                1. Each of the Buyers has the partnership power and authority to enter into the Purchase Agreement.

                2. The execution, delivery and performance by each of the Buyers of the Purchase Agreement has been duly authorized by each of the Buyers, respectively.

                3. Each of the Buyers has duly executed and delivered the Purchase Agreement.

                4.  The Purchase Agreement constitutes the
legal, valid and binding obligation of each of the Buyers, enforceable against each of the Buyers in accordance with its terms.

                This opinion is furnished to you by us as counsel for the Buyers in connection with the above-referenced transaction and is intended solely for your benefit. This opinion may not be relied upon by any other person or for any other purpose without our prior written consent.

                                    Sincerely,

                            RELEASE



                RELEASE dated as of December 30, 1993 by and among each of the following parties (but only to the extent such party has executed and delivered a counterpart hereof) EQUITY-LINKED INVESTORS, L.P., a New York limited partnership ("ELI-I"), EQUITY-LINKED INVESTORS-II, a New York limited partnership ("ELI-II"; ELI-I and ELI-II being sometimes herein referred to individually as a "Buyer" and collectively as the "Buyers"), BANKERS TRUST COMPANY, a New York corporation, individually as a Lender and as a Stockholder of the Company and as an Agent (the "Bank"), NORTHSTAR TELEVISION GROUP, INC., a Delaware corporation (the "Company"), NTG, INC., a Delaware corporation ("NTG"), NORTHSTAR TELEVISION OF JACKSON, INC., a Delaware corporation ("Jackson"), NORTHSTAR TELEVISION OF ERIE, INC., a Delaware corporation ("Erie"), NORTHSTAR TELEVISION OF GRAND RAPIDS, INC., a Delaware corporation ("Grand Rapids"), NORTHSTAR TELEVISION OF PROVIDENCE, INC., a Delaware corporation ("Providence"), TELEVISION LEASING CORP., a Delaware corporation ("TLC"; the Company, NTG, Jackson, Erie, Grand Rapids, Providence and TLC being sometimes herein referred to individually as a "Northstar Company" and collectively as the "Northstar Companies"), OSBORN COMMUNICATIONS CORPORATION, a Delaware corporation ("Osborn"), RICHARD APPLETON ("Appleton"), APPLE PUBLISHING CORPORATION, a Delaware corporation ("Apple"), and PRICE COMMUNICATIONS CORPORATION, a New York corporation ("Price"; Apple and Price being sometimes herein referred to individually as a "Price Company" and collectively as the "Price Companies").


                      W I T N E S S E T H:


                WHEREAS, the Price Companies and the Buyers executed and delivered the Securities Purchase Agreement dated December 30, 1993 (the "Purchase Agreement"), providing for the sale to the Buyers by the Price Companies of all interests in the capital stock of the Company held by either of the Price Companies or any of their Affiliates; and

                WHEREAS, Apple is the holder of 100,000 shares of Class A Common Stock, par value $.01 per share, of the Company, 10,000 shares of Class A Preferred Stock, par value $.01 per share, of the Company, 15,000 shares of Class B Preferred Stock, par value $.01 per share, of the Company, and 25,000 shares of Class C Preferred Stock, par value $.01 per share, of the Company; and

                WHEREAS, under Section 7.1(j) and Section 7.2(g) of the Purchase Agreement, the execution and delivery of this Release is a condition to the obligations of the Buyers to close under the Purchase Agreement;

                NOW, THEREFORE, in consideration of the mutual agreements and conditions hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties who have executed and delivered a counterpart hereof hereby agree as follows:

                Section 5.  Definitions.

                (i)  Capitalized terms not otherwise defined
herein are used as defined in the Purchase Agreement.

                (ii) As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

                "Affiliate", when used with respect to any person, means (i) if such person is a corporation, any officer or director thereof and any person which is, directly or indirectly, the beneficial owner (by itself or as part of any group) of more than five percent (5%) of any class of any equity security (within the meaning of the Securities Exchange Act of 1934, as amended) thereof, and, if such beneficial owner is a partnership, any partner thereof, or if such beneficial owner is a corporation, any person controlling, controlled by or under common control with such beneficial owner, or any officer or director of such beneficial owner or of any corporation occupying any such control relationship, (ii) if such person is a partnership, any partner thereof, and (iii) any other person which, directly or indirectly, controls or is controlled by or is under common control with such person. For purposes of this definition, "control" (including the correlative terms "controlling", "controlled by" and "under common control with"), with respect to any person, shall mean possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person, whether through the ownership of voting securities or by contract or otherwise; provided that (A) neither Price nor Apple nor any officer or director of any Northstar Company nominated by Price or Apple under the terms of the Stockholders Agreement shall be deemed an "Affiliate" of any Northstar Company under any of the foregoing clauses and (B) neither ELI-I nor ELI-II shall be deemed an "Affiliate" of Price under any of the foregoing clauses.

                "Claims" has the meaning provided in Section 4 hereof.

                "Credit Agreement" means the Credit Agreement, dated as of September 29, 1989, among NTG, the Company and the Bank (as a Lender and as an Agent), as amended and as it may be amended or as in effect from time to time hereafter.

                "Lien" has the meaning provided in the Purchase
Agreement.

                "Other Interests" has the meaning provided in the Purchase Agreement.

                "Non-Price Parties" means ELI-I, ELI-II and (to the extent that the following have executed and delivered a counterpart of this Release) the Northstar Companies, the Bank, Osborn and Appleton.

                "Person" or "person" means an individual, corporation, partnership, firm, association, joint venture, trust, unincorporated organization, government, governmental body, agency, political subdivision or other entity.

                "Purchase Agreement" has the meaning provided in the recitals hereto.

                "Purchase Agreement Documents" means the
Purchase Agreement and any document, certificate, agreement or instrument executed and delivered in connection therewith
(including without limitation this Release).

                "Released Parties" has the meaning provided in
Section 4 hereof.

                "Releasing Parties" has the meaning provided in
Section 5 hereof.

                "Released Price Persons" has the meaning provided in Section 5 hereof.

                "Releasing Price Persons" has the meaning provided in Section 4 hereof.

                "Securities" has the meaning provided in the Purchase Agreement.

                "Stockholders Agreement" means the Stockholders' Agreement dated as of September 29, 1989 by and among ELI-I, ELI-II, the Bank, the Company, NTG, Apple, Osborn and Appleton, as amended and as may be amended or as in effect from time to time hereafter.

                Section 6.  Representations and Warranties of
the Price Companies.

                Each of the Price Companies hereby represents and warrants jointly and severally to each of ELI-I, ELI-II and the other Non-Price Parties, as follows:

                (i)  Price is a corporation duly organized,
validly existing and in good standing under the laws of the State of New York. Apple is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

                (ii) Price and Apple each have all requisite power, authority and legal right (i) to execute, deliver and perform this Release and (ii) to consummate the transactions herein contemplated. This Release has been duly authorized, executed and delivered by Price and Apple and constitutes the legal, valid and binding obligation of Price and Apple, enforceable against each of Price and Apple in accordance with its terms.

                (iii)     The execution, delivery and
performance by Price and Apple of this Release:

               I.   do not and will not violate any
                    provisions of Price's or Apple's
                    Certificate of Incorporation or By-laws;

              II. do not and will not require either Price Company to obtain any consent, waiver, approval, license, order, designation or authorization of, or to give any notice to, or to make any registration, filing, qualification or declaration with, any Person (including without limitation any shareholder or any court or other governmental authority);

             III. do not and will not with or without the giving of notice or the passage of time or both, violate or conflict with, or result in a breach or termination of any provisions of, or constitute a default under, or accelerate or permit the acceleration of the performance required by the terms of, or result in the creation of any Lien upon any of the assets of any Price Company pursuant to, or otherwise give rise to any liability or obligation under, any contract, license, permit, agreement or instrument of any kind to which either Price Company or any of its Affiliates is a party or by which either Price Company or any of its respective assets or properties may be bound (including without limitation any mortgage, loan agreement, note or lease) or any applicable order, judgment, writ, injunction, decree, statute, law, rule, regulation or ruling of any court, administrative agency or other governmental authority or any other restriction of any kind to which either Price Company or any of its Affiliates is a party or by which either Price Company or any of its respective assets or properties may be bound.

          (iv) Immediately prior to the Closing, Apple was the record and beneficial owner of the Securities, free and clear of any and all Liens (other than as provided by the Stockholders Agreement). Neither Price nor Apple has transferred, assigned or conveyed any of its interests, benefits, rights or obligations under the Stockholders Agreement to any Person (other than as may have been transferred, assigned or conveyed to the Buyers in connection with the Purchase Agreement).

          Section 7.  Representations and Warranties of the
Northstar Companies, ELI-I, ELI-II, the Bank, Osborn and
Appleton.

          Each of ELI-I, ELI-II and each other Non-Price
Party, in each case as to itself only, hereby represents and warrants to Price and Apple as follows:

          (i) Each Northstar Company and Osborn (to the extent it is a Non-Price Party) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Each of ELI-I and ELI-II is a limited partnership duly organized and in good standing under the laws of New York. The Bank (to the extent it is a Non-Price Party) is a corporation duly organized, validly existing and in good standing under the laws of the State of New York.

          (ii) Each Northstar Company, ELI-I, ELI-II, the Bank, Osborn and Appleton (to the extent it is a Non-Price Party) has all requisite power, authority and legal right
(i) to execute, deliver and perform this Release and (ii) to consummate the transactions herein contemplated. This Release has been duly authorized, executed and delivered by each of the Northstar Companies, ELI-I, ELI-II, the Bank, Osborn and Appleton (to the extent it is a Non-Price Party) and constitutes the legal, valid and binding obligation of each Northstar Company, ELI-I, ELI-II, the Bank, Osborn and Appleton (to the extent it is a Non-Price Party) enforceable against the Northstar Companies, ELI-I, ELI-II, the Bank, Osborn and Appleton (to the extent it is a Non-Price Party), respectively, in accordance with its terms.

          (iii)     The execution, delivery and performance
by each Northstar Company, ELI-I, ELI-II, the Bank, Osborn and Appleton (to the extent it is a Non-Price Party) of this
Release:

             I. do not and will not violate any provision of each Northstar Company's or the Bank's or Osborn's respective Certificate of Incorporation or By-laws or ELI-I's or ELI-II's respective limited partnership agreement;

            II. do not and will not require such Non-Price Party to obtain any consent, waiver, approval, license, order, designation or authorization of, or to give any notice to, or to make any registration, filing, qualification or declaration with, any Person (including without limitation any shareholder or any court or other governmental authority);

           III. do not and will not with or without the giving of notice or the passage of time or both, violate or conflict with, or result in a breach or termination of any provisions of, or constitute a default under, or accelerate or permit the acceleration of the performance required by the terms of, or result in the creation of any Lien upon any of the assets of the Northstar Companies, ELI-I, ELI-II, the Bank, Osborn or Appleton, as the case may be, pursuant to, or otherwise give rise to any liability or obligation under, any contract, license, permit, agreement or instrument of any kind to which the Northstar Companies, ELI-I, ELI-II, the Bank, Osborn or Appleton, as the case may be, are a party or by which any of such parties or any of their assets or properties may be bound (including without limitation any mortgage, loan agreement, note or lease) or any applicable order, judgment, writ, injunction, decree, statute, law, rule, regulation or ruling of any court, administrative agency or other governmental authority or any other restriction of any kind to which any Northstar Company, ELI-I, ELI-II, the Bank, Osborn or Appleton, as the case may be, is a party or by which any of them or any of their respective assets or properties may be bound.

          (iv) Neither any Northstar Company, ELI-I, ELI-II, the Bank, Osborn nor Appleton (to the extent it is a Non-Price Party) has transferred, assigned or conveyed any of its interests, benefits, rights or obligations under the Stockholders Agreement to any Person.

          Section 8.  Release by Price and Apple.

          (i)  Each of Price and Apple does hereby for
itself, its predecessors, successors and assigns and its Affiliates and their predecessors, successors and assigns (together, the "Releasing Price Persons") release and forever discharge each of the Northstar Companies (whether or not a Non-Price Party), ELI-I, ELI-II and each other Non-Price Party and each of their respective predecessors and successors and assigns, and each of their respective Affiliates, and the present and former officers, directors, employees, partners, stockholders, accountants, attorneys, agents and representatives of any of such released entities, and their respective heirs, executors, administrators, successors and assigns (together, the "Released Parties") from any and all claims, debts, demands, allegations, actions, causes of action, suits, duties, dues, sums of money, bills, accounts, reckonings, bonds, specialties, indemnities, exonerations, covenants, contracts, controversies, agreements, promises, omissions, trespasses, variances, damages, judgments, extents, costs, expenses, losses, exposures, executions, obligations and liabilities whatsoever, whether in law, equity, admiralty or otherwise and whether or not presently known (including without limitation any unknown or unsuspected claims) (the foregoing collectively, "Claims") that any Releasing Price Person ever had (from the beginning of the world to the date of this Release), may have, or hereafter can, shall or may have against any Released Party of any kind whatsoever based upon, arising out of, related to or in connection with (I) any Northstar Company or (II) any Releasing Price Person's (or any Released Party's) ownership of or investment or other interest in any Northstar Company, or (III) any Releasing Price Person's (or any Released Party's) transactions or agreements with or relating to any Northstar Company, including without limitation and among other things the following:

            I. Claims based upon, arising out of, related to or in connection with the Stockholders Agreement or any Releasing Price Person's status as a stockholder of any Northstar Company;

           II. Claims based upon, arising out of, related to or in connection with the business, assets, liabilities, affairs, operations, actions, condition (financial or otherwise) or prospects of any Northstar Company whether under the Certificates of Incorporation or By-laws of any Northstar Company or applicable laws or otherwise (including without limitation any claim which a Releasing Price Person may assert or pursue through a stockholder derivative action or any action against any lender, investor, stockholder, director or officer of any Northstar Company for actions taken (or failed to be taken)); and

          III. Claims based upon, arising out of, related to or in connection with the liquidation of any Northstar Company or any failure by any Northstar
      Company to make a distribution and/or pay dividends to its stockholders;

except that this Release does not release (x) any Claims under the terms of the Purchase Agreement Documents or
(y) any Claims of contribution brought by a Releasing Price
Person against any Released Party in the event that such Releasing Price Person is subject to a Claim by a Person unaffiliated with such Releasing Price Person and unaffiliated with any Non-Price Party (and which Claim has not been brought or asserted in order for a Releasing Price
Person to take advantage of the exception provided by this clause (y)), provided such Claim of contribution and such third party Claim involve the same subject matter.

          (ii) The Release provided under this Section 4 is unconditional and shall not be affected by the breach of any representation, warranty or other provision hereof or contained in any Purchase Agreement Document or otherwise and shall not be affected by whether any persons other than ELI-I and ELI-II are Non-Price Parties.

          Section 9.  Release by the Non-Price Parties.

          Each of the Non-Price Parties does hereby for itself, its predecessors, successors and assigns and its affiliates and their predecessors, successors and assigns, and its heirs, executors and administrators (together, the "Releasing Parties"), release and forever discharge each of Price and Apple, each of their predecessors and successors and assigns, and each of their respective Affiliates, and the present and former officers, directors, employees, partners, stockholders, accountants, attorneys, agents and representatives of any such released entities, and their respective heirs, executors, administrators, successors and assigns (together, the "Released Price Persons") from any and all Claims that any Releasing Party ever had (from the beginning of the world to the date of this Release), may have, or hereafter can, shall or may have against any Released Price Person of any kind whatsoever, based upon, arising out of, related to or in connection with (I) any Northstar Company or (II) any Releasing Party's (or any Released Price Person's) ownership of or investment or other interest in any Northstar Company, or (III) any Releasing Party's (or any Released Price Person's) transactions or agreements with or relating to any Northstar Company, including without limitation, Claims based upon, arising out of, related to or in connection with the Stockholders Agreement; except that this Release does not release

          (w) any Claims for indemnification provided by or arising from breach of a covenant, representation or warranty set forth in the Amended and Restated Asset Purchase Agreement dated as of June 28, 1989 by and among NTG, Price, Western Michigan Broadcasting Corporation, Rhode Island Broadcasting Corporation, Magnolia Broadcasting Corporation and Keystone Broadcasting Corporation,

          (x) any Claims arising from actions taken by any Released Price Person creating or giving rise to a commitment, obligation, liability or contract of any Northstar Company,

          (y) any Claims under the terms of the Purchase Agreement Documents or any rights in favor of ELI-I or ELI-II (or their successors or assigns) relating to the Securities and/or the Other Interests transferred to ELI-I and ELI-II pursuant to the Purchase Agreement, or

          (z) any Claims of contribution brought by a Releasing Party against any Released Price Person in the event that such Releasing Party is subject to a claim by a Person unaffiliated with such Releasing Party (and which Claim has not been brought or asserted in order for a Releasing Party to take advantage of the exception provided by this clause (z)), provided such Claim of contribution and such third party Claim involve the same subject matter.

          Section 10.  Derivative Actions.

          Each of the Price Companies and the Non-Price Parties agrees that it shall not bring, vote for or otherwise support or participate as a stockholder of any Northstar Company in any stockholder derivative action against any person with respect to any Claim which such party has released such person from under this Release.

          Section 11.  No Admission.

          This Release and compliance with this Release shall not be construed as an admission by any party hereto of any liability whatsoever, or as an admission by any party hereto of any violation of the rights of any person, or any violation of any order, law, statute, duty, or contract whatsoever or as an admission of any other fact or matter.

          Section 12.  Miscellaneous.

          Section (a).  Amendments & Waivers.

          (i) This Release may be amended, modified or supplemented in each case only by a written instrument executed by the party against whom the enforcement of the provisions of such amendment, modification or supplement is sought. The terms hereof may be waived by a party only by a written instrument executed by such party.

          (ii) The waiver by any party hereto of a breach of any provision of this Release shall not operate or be construed as a waiver of any subsequent or other breach, whether or not similar.

          Section (b).  Enforceability.

          Each party agrees that neither it nor any of its successors (nor any of its or its successor's affiliates) will initiate, prosecute or defend any action, proceeding or suit (or otherwise assert any claim) in whole or in part on the grounds that any or all of the terms or provisions of this Release are illegal, invalid, not binding, unenforceable or against public policy.

          Section (c)  Third Party Beneficiaries.

          There are no third party beneficiaries to this Release other than the Released Parties and Released Price
Persons.

          Section (d).  Headings.

          The headings in this Release are for convenience of reference only, are not a part hereof and shall not affect the interpretation or construction hereof.

          Section (e).  Governing Law.

          This Release shall be governed by and construed and enforced in accordance with the laws of the State of New York without regard to any choice-of-law rules thereof which might apply the laws of any other jurisdiction.

          Section (f).  Counterparts.

          This Release may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument and all signatures need not appear on any one counterpart.

          Section (g).  Validity.

          This Release shall be valid, binding and enforceable against Price and Apple on the one hand and ELI-I and ELI-II (and any other Non-Price Parties) on the other hand so long as this Release has been executed and delivered by Price, Apple, ELI-I and ELI-II (and any such other Non-Price Parties), notwithstanding that one or more of Osborn, Appleton, the Bank and/or the Northstar Companies has not executed and delivered this Release.


      [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties have duly executed this Agreement on the date first above written.

EQUITY-LINKED INVESTORS, L.P.
By Rohit M. Desai Associates
   General Partner


By_____________________________
  Name:
                           Title:


EQUITY-LINKED INVESTORS-II
By Rohit M. Desai Associates-II
   General Partner


By_____________________________
  Name:
  Title:


BANKERS TRUST COMPANY, individually and as Agent


By_____________________________
  Name:
  Title:


NORTHSTAR TELEVISION GROUP, INC.


By_____________________________
  Name:
  Title:

NTG, INC.


By_____________________________
  Name:
  Title:


NORTHSTAR TELEVISION OF JACKSON,
                           INC.


By_____________________________
  Name:
  Title:


NORTHSTAR TELEVISION OF ERIE,
                           INC.


By_____________________________
  Name:
  Title:


NORTHSTAR TELEVISION OF GRAND
                           RAPIDS, INC.


By_____________________________
  Name:
  Title:


NORTHSTAR TELEVISION OF
                           PROVIDENCE, INC.

By_____________________________
  Name:
  Title:


TELEVISION LEASING CORP.


By______________________________
  Name:
  Title:


OSBORN COMMUNICATIONS CORPORATION


By______________________________
  Name:
  Title:



________________________________
                                Richard Appleton


PRICE COMMUNICATIONS CORPORATION


By______________________________
  Robert Price
  President


APPLE PUBLISHING CORPORATION


By______________________________
                           Robert Price
  President







         [Proskauer Rose Goetz & Mendelsohn Letterhead]








December 30, 1993




Equity-Linked Investors, L.P.
Equity-Linked Investors-II
c/o Desai Capital Management Incorporated
540 Madison Avenue
New York, NY  10022

Ladies & Gentlemen:

      We have acted as special counsel to Apple Publishing Corporation, a Delaware corporation ("Apple") and Price Communications Corporation, a New York corporation ("Price"), in connection with the Securities Purchase Agreement, dated
December 30, 1993 (the "Purchase Agreement") among Equity-Linked Investors, L.P., a New York limited partnership ("ELI-I"), and Equity-Linked Investors-II, a New York limited partnership ("ELI-II"; and together with ELI-I, the "Buyers"), regarding the sale by Price and Apple to the Buyers of certain securities of and other interests in Northstar Television Group, Inc. (the "Company"). Unless otherwise defined herein, capitalized terms used herein have the meanings provided in the Purchase Agreement.

      In such capacity, we have examined, among other things, executed copies of the Purchase Agreement.

      In connection with the foregoing, we have examined originals or copies satisfactory to us of all such records, agreements, certificates, governmental orders, permits, authorizations and other documents as we have deemed relevant and necessary as a basis for the opinions hereinafter expressed. In such examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity with the original documents of all documents submitted to us as copies. As to any facts material to our opinions set forth below, we have, to the extent that such facts were not independently established by us, relied upon certificates of officers or other representatives of Price or Apple.

      In giving the opinions expressed below, we have also assumed: (i) the due existence of each of the Buyers; (ii) the legal right, power and authority of each of the Buyers under all applicable laws and regulations to execute, deliver and perform its respective obligations under the Purchase Agreement; (iii) the due authorization, execution and delivery by each of the Buyers of the Purchase Agreement; and (iv) the validity, binding effect and enforceability of the Purchase Agreement in accordance with its terms against each of the Buyers.

      The opinions expressed below are subject to the qualification that enforcement of the Purchase Agreement may be limited by any applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally from time to time in effect and may be subject to the application of equitable principles and the availability of equitable remedies.

      In giving the opinions expressed below, we do not purport to be experts in, and are not opining on, the laws of any jurisdiction other than the laws of the State of New York and the corporate laws of the State of Delaware.

      Based upon and subject to the foregoing, we are of the opinion that:

      1. Price is a corporation duly organized, validly existing and in good standing under the laws of the State of New
York.

      2. Apple is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

      3. Each of Price and Apple has the corporate power and authority to enter into the Purchase Agreement and Apple has the corporate power and authority to sell, transfer and deliver the Securities.

      4. The execution, delivery and performance by each of Price and Apple of the Purchase Agreement has been duly authorized by each of Price and Apple, respectively.

      5. Each of Price and Apple has duly executed and delivered the Purchase Agreement.

      6. The Purchase Agreement constitutes the legal, valid and binding obligation of each of Price and Apple, enforceable against each of Price and Apple in accordance with its terms.

      This opinion is furnished to you by us as special counsel for Price and Apple in connection with the above-referenced transaction and is intended solely for your benefit. This opinion may not be relied upon by any other person or for any other purpose without our prior written consent.


Sincerely,

                 SECURITIES PURCHASE AGREEMENT



      SECURITIES PURCHASE AGREEMENT, dated December 30, 1993, among Apple Publishing Corporation, a Delaware corporation ("Apple"); Price Communications Corporation, a New York corporation ("Price"; Apple and Price being sometimes herein referred to individually as a "Price Company" and collectively as the "Price Companies" or the "Sellers"); and Equity-Linked Investors, L.P., a New York limited partnership ("ELI-I") and Equity-Linked Investors-II, a New York limited partnership ("ELI-II"; ELI-I and ELI-II being sometimes herein referred to individually as a "Buyer" and collectively as the "Buyers").


                      W I T N E S S E T H:

      WHEREAS, Apple owns certain capital stock of Northstar
Television Group, Inc., a Delaware corporation (the "Company");
and

      WHEREAS, as of the date hereof Apple is the beneficial owner (and Price is the holder of record) of 100,000 shares of Class A Common Stock, par value $.01 per share, of the Company (the "Common Stock"), 10,000 shares of Class A Preferred Stock, par value $.01 per share, of the Company, 15,000 shares of Class B Preferred Stock, par value $.01 per share, of the Company, and 25,000 shares of Class C Preferred Stock, par value $.01 per share, of the Company (collectively, the "Preferred Stock") (the Common Stock and the Preferred Stock collectively, the "Securities"); and

      WHEREAS, the Buyers desire to purchase from the Sellers, and the Sellers desire to sell and transfer to the Buyers, all of the right, title and interest of any Price Company (or any of their Affiliates) in or to any capital stock of the Company or of any subsidiary of the Company, all as more fully described herein and upon the terms and conditions hereinafter set forth;
      NOW, THEREFORE, in consideration of the mutual covenants and conditions hereinafter set forth, the parties hereby agree as follows:


SECTION 7.  Sale of Securities.

      Upon the terms and subject to the conditions set forth in this Agreement, (i) Apple and Price agree to sell to the Buyers at the Closing all right, title and interest in and to the following Securities:

                          Shares of            Shares of
                          Preferred Stock      Common Stock

ELI-I                     5,000 Class A        50,000 Class A
                          7,500 Class B
                   12,500 Class C

ELI-II                    5,000 Class A        50,000 Class A
                          7,500 Class B
                   12,500 Class C

and (ii) Price agrees to sell to the Buyers at the Closing all other right, title or interest (the "Other Interests"), if any, which any of the Price Companies or any of their Affiliates may have in or with respect to any capital stock of the Company or of any direct or indirect subsidiary of the Company, including without limitation any rights under the Share Purchase Agreement dated as of September 29, 1989 by and between the Company and Price and any rights under the Stockholders Agreement. Upon the terms and subject to the conditions set forth in this Agreement, the Buyers agree at the Closing to purchase and to accept assignment, transfer and delivery from the Sellers of the Securities and any Other Interests.


SECTION 8.  The Closing.

                1  Date and Place.

                Subject to the terms and conditions set forth in this Agreement, the closing for the transactions contemplated by this Agreement (the "Closing") shall be held at the offices of Lord Day & Lord, Barrett Smith, 1675 Broadway, New York, New York. The time and date of the Closing (the "Closing Date") shall be 12:00 noon, Eastern Standard Time, on December 30, 1993 or such other time and date as the parties hereto may agree in writing.

                2  Transfer and Purchase.

                Subject to the terms and conditions hereof, on the Closing Date:

                (i)  The Sellers shall pay (on or before the
Closing) all requisite stock transfer taxes, sales taxes, conveyance taxes and provide all requisite stock transfer stamps in connection with the sale of the Securities and any Other Interests to the Buyers and the consummation of the transactions contemplated herein.

                (ii) Certificates representing the Securities and any Other Interests shall be delivered to the Buyers together with duly executed stock powers by Apple (and/or Price or any Affiliate, as may be appropriate, with respect to the Securities or Other Interests) endorsed in blank, free and clear of all Liens, voting trusts, voting agreements, other agreements, rights, options, warrants or other restrictions of any kind, nature or description (including without limitation, the IBJ
Lien), other than the Stockholders Agreement.

                (iii)  The Buyers, as full and complete
consideration for the Securities and Other Interests, shall each pay $1,207,360 (for an aggregate purchase price of $2,414,720) to Apple, payable on the Closing Date by wire transfer of immediately available funds pursuant to instructions to be provided by Apple.
                (iv)  The Price Companies shall execute and
deliver to the Buyers a counterpart of the Release (as defined in Section 7.1(j) hereof) and the Buyers shall execute and deliver a counterpart of the Release to the Price Companies.

                3  Further Assurances.

                (i) Each of the Price Companies shall, on the Closing Date and thereafter, execute and deliver from time to time at the request of the Buyers all such further assignments, endorsements, and other instruments and documents which either of the Buyers may request, in form and substance reasonably satisfactory to the Buyers and their counsel, in order to effectuate the sale and transfer of all of the Securities and any Other Interests, including all of the Price Companies' (or their Affiliates') ownership interests in the Company, to the Buyers as contemplated by this Agreement.

                (ii) From and after the Closing Date, each of the Price Companies shall deliver such further documents as reasonably requested (and to the extent requested from time to time) by the Buyers to terminate the rights of the Price Companies under any shareholders agreement, proxy or other agreement or instrument involving the Company or its subsidiaries or relating to capital stock interests therein or to transfer any such rights to the Buyers.


SECTION 9.  Definition of Terms.

                As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

                "Affiliate" means any direct or indirect subsidiary of Price and any other person who, directly or indirectly, controls, is controlled by or is under common control with, Price; provided, that (i) the Company and its direct and indirect subsidiaries shall not be deemed subsidiaries of, or controlled by, any Price Company and (ii) no Price Company shall be deemed a subsidiary of, or controlled by, the Buyers.

                "Application" means the FCC Form 316 Application filed on December 10, 1993, as may be supplemented or amended hereafter, requesting consent to the consummation of the transactions contemplated by this Agreement.

                "FCC" means the Federal Communications
Commission or any successor agency thereto.

                "IBJ Indenture" means, collectively, the
Indenture dated as of December 30, 1992 between Price and IBJ Schroder Bank & Trust Company, a national banking association ("IBJ") and the Pledge, Intercreditor and Collateral Agency Agreement, dated as of December 30, 1992 between IBJ and Price, each as may have been, and as may hereafter be, amended, supplemented or modified.

                "IBJ Lien" means any Lien imposed by, created under, or existing or arising pursuant to the IBJ Indenture.

                "Lien" means any mortgage, pledge,
hypothecation, security interest, assignment, charge, encumbrance, lien (statutory or other), deposit arrangement, preference, right of first refusal, option, claim, priority or other security arrangement or preferential arrangement of any kind or nature whatsoever, and the filing of, or agreement to give, any financing statement under the Uniform Commercial Code or any similar statute of any jurisdiction.

                "Person" or "person" means an individual, corporation, partnership, firm, association, joint venture, trust, unincorporated organization, government, governmental body, agency, political subdivision or other entity.

                "Stockholders Agreement" shall mean the
Stockholders' Agreement dated September 29, 1989 by and among the Company, NTG, Inc., Richard Appleton and certain stockholders of the Company, as amended from time to time.


SECTION 10.  Representations and Warranties of the
                  Price Companies.

                Price and Apple hereby jointly and severally represent and warrant as follows as of the date hereof and as of the Closing Date:

                1 Stock Ownership. Apple is, and on the Closing Date will be, the lawful and beneficial owner (and Price is, and on the Closing Date will be, the registered owner) of the Securities (all of which shares are duly authorized, validly issued, fully paid and non-assessable). There are no Other Interests (but if any exist they will be transferred to the Buyers on the Closing Date without thereby imposing any obligations or liabilities on the Buyers). All the Securities are owned by Apple, and registered in the name of Price, free and clear of any Liens, agreements or other arrangements or restrictions of any kind (other than this Agreement and the Stockholders Agreement and other than Liens, agreements or other arrangements or restrictions created by the Buyers). The delivery of the Securities by the Sellers to the Buyers will convey to the Buyers lawful, valid, marketable and indefeasible title thereto free and clear of any Liens, agreements or other arrangements or restrictions of any kind.

                2  Execution, Delivery and Performance.

                (a)  Price is a corporation, duly organized,
validly existing and in good standing under the laws of the state of New York. Apple is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware.

                (b)  Each of the Price Companies has all
requisite power, authority and legal right (i) to execute, deliver and perform this Agreement and each of the other agreements, instruments and documents required to be executed and delivered by a Price Company hereunder and (ii) to consummate the transactions herein and therein contemplated. This Agreement has been duly authorized, executed and delivered by each of the Price Companies and constitutes, and each of the other agreements, instruments and documents required to be executed and delivered by such Price Company hereunder, when so executed and delivered, will constitute, the legal, valid and binding obligation of such Price Company, enforceable against such Price Company in accordance with its respective terms.

                3  No Conflict.

                The execution, delivery and performance by each Price Company of this Agreement and each of the other agreements, instruments and documents required to be executed and delivered by each Price Company hereunder and the consummation by each Price Company of all of the transactions contemplated hereby and thereby:

                     A.  do not and will not violate any
                provision of such Price Company's Certificate of Incorporation or By-laws or any stockholders agreement relating to the Company (with the possible exception of certain provisions of the Stockholders Agreement);

                     B.  except for the FCC approval
                contemplated by this Agreement (which approval shall be obtained on or prior to the Closing
                Date), do not and will not require any Price
                Company to obtain any consent, waiver, approval, license, order, designation or authorization of, or to give any notice to, or to make any registration, filing, qualification or declaration with, any Person (including without limitation any stockholder or any court or other governmental authority) (with the possible exception of a consent under the terms of the Stockholders Agreement); and

                     C.  do not and will not with or without the
                giving of notice or the passage of time or both, violate or conflict with, or result in a breach or termination of any provision of, or constitute a default under, or accelerate or permit the acceleration of the performance required by the terms of, or result in the creation of any Lien upon any of the Securities or any Other Interests pursuant to, or otherwise give rise to any liability or obligation under, any contract, license, permit, agreement or instrument of any kind to which either of the Price Companies or any of its Affiliates is a party or by which either of the Price Companies or any of its assets or properties may be bound (including without limitation any mortgage, loan agreement, note or lease) or any applicable order, judgment, writ, injunction, decree, statute, law, rule, regulation or ruling of any court, administrative agency or other governmental authority or any other restriction of any kind to which either of the Price Companies or any of its Affiliates is a party or by which either of the Price Companies or any of its assets or properties may be bound.

This Section 4.3 does not address contracts and agreements to which the Company and/or any of its subsidiaries is a party, unless any Price Company or any Affiliate is a party thereto.

                4    IBJ Lien.

                Price has delivered true and complete copies of the IBJ Indenture as in effect on the date hereof to the Buyers.

                5  Litigation.
                There are no civil, criminal, administrative, arbitration or other actions, suits or proceedings or investigations or claims pending against or involving any Price Company or any Affiliate or, to the best of the knowledge of either of the Price Companies, threatened (or pending but not against or involving any Price Company or any Affiliate) in law, equity or otherwise which:

                A. questions the validity of this Agreement or any other agreement, instrument or document required to be executed and delivered by either of the Price Companies hereunder or any action required to be taken pursuant hereto or thereto; or

                B. might result in the creation of any Lien upon any of the Securities (or any Other Interests); or

                C. might declare this Agreement unlawful or cause the rescission of any of the transactions or events contemplated hereby or could require the Buyers to divest itself of any or all of the Securities (or any Other Interests) or might restrict any rights of the Buyers with respect to the Securities (or any Other Interests).

                6    Information Concerning Sale of the
Securities.

                Each of the Price Companies acknowledges that it has been given access to information concerning and has been given the opportunity to ask questions and receive answers with respect to the business, operations, assets, liabilities, condition (financial or otherwise), affairs and prospects of the Company and any other information as may be or may have been necessary to verify the accuracy of any information that was provided to it or to which it had access and has received (or has had the opportunity to receive) any other information which it may have deemed relevant or advisable in order for the Price Companies to evaluate the merits and risks of a sale of its investment in the Company. Notwithstanding the foregoing, each of the Price Companies acknowledges that it has relied solely on its own independent evaluation of the economic, credit and other risks involved in the sale of its investment in the Company in making its decision to sell the Securities, and that the Buyers have not made and are not making directly or indirectly any representations or warranties as to the Company or its business, operations, assets, liabilities, condition (financial or otherwise), affairs and prospects or otherwise in connection with the transactions contemplated hereby.


SECTION 11.  Representations and Warranties
                  of the Buyers.

                Each Buyer hereby represents and warrants (as to itself) to the Price Companies as follows as of the date hereof and as of the Closing Date:

                1  General Matters.

                (i) Organization, Power and Authority. Each of the Buyers is a limited partnership duly formed, validly existing and in good standing under the laws of the State of New York.

                (ii) Execution, Delivery and Performance. Each of the Buyers has the full partnership power and authority to execute, deliver and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement by each Buyer has been duly authorized by each Buyer and no further action on the part of each Buyer is necessary to authorize such execution, delivery and performance. This Agreement has been duly executed and delivered by each Buyer and constitutes the legal, valid and binding obligation of each Buyer, enforceable against each Buyer, respectively, in accordance with its terms.

                2  No Conflict.

                The execution, delivery and performance by each of the Buyers of this Agreement and each of the other agreements, instruments and documents required to be executed and delivered by each Buyer hereunder and the consummation by each Buyer of all of the transactions contemplated hereby and thereby (except that no representation or warranty is made with respect to the transfer of any Other Interests to the Buyers):

                     A.  do not and will not violate any
                provision of such Buyer's limited partnership agreement or any stockholders agreement relating to the Company (with the possible exception of certain provisions of the Stockholders
                Agreement);

                     B.  except for the FCC approval
                contemplated by this Agreement (which approval shall be obtained on or prior to the Closing
                Date), do not and will not require either Buyer to obtain any consent, waiver, approval, license, order, designation or authorization of, or to give any notice to, or to make any registration, filing, qualification or declaration with, any Person (including without limitation any stockholder or any court or other governmental authority) (with the possible exception of a consent under the terms of the Stockholders Agreement); and

                     C.  do not and will not with or without the
                giving of notice or the passage of time or both, violate or conflict with, or result in a breach or termination of any provision of, or constitute a default under, or accelerate or permit the acceleration of the performance required by the terms of, or otherwise give rise to any liability or obligation under, any contract, license, permit, agreement or instrument of any kind to which either of the Buyers is a party or by which either of the Buyers or any of its assets or properties may be bound (including without limitation any mortgage, loan agreement, note or lease) or any applicable order, judgment, writ, injunction, decree, statute, law, rule, regulation or ruling of any court, administrative agency or other governmental authority or any other restriction of any kind to which either of the Buyers is a party or by which either of the Buyers or any of its assets or properties may be bound.

This Section 5.2 does not address contracts and agreements to which the Company and/or any of its subsidiaries is a party, unless either or both of the Buyers are also parties thereto.

                3  Litigation.

                There are no civil, criminal, administrative, arbitration or other actions, suits or proceedings or investigations or claims pending against or involving the Buyers or, to the best of the knowledge of either of the Buyers, threatened against the Buyers (or pending but not against or involving the Buyers) in law, equity or otherwise which:

                A. questions the validity of this Agreement or any other agreement, instrument or document required to be executed and delivered by either of the Buyers hereunder or any action required to be taken pursuant hereto or thereto; or

                B. might declare this Agreement unlawful or cause the rescission of any of the transactions or events contemplated hereby or could require the Price Companies to disgorge any or all of the consideration received by the Price Companies hereunder.


SECTION 12.  Confidentiality; Solicitation.

                (i)  From and after the Closing, the Price
Companies and their Affiliates, employees and agents (collectively, "Restricted Persons") will hold and keep confidential (and will not disclose or use) any information regarding the Company or its subsidiaries and their respective businesses, operations, assets, liabilities, conditions (financial or otherwise), affairs or prospects; provided, that this Section 6.1 shall not apply to the following: (w) information which is publicly available at the time of disclosure (through no act of any Restricted Person), (x) information which is disclosed to any Restricted Person by a third party (other than the Company or any of its stockholders, officers, directors, employees, agents, attorneys, accountants or affiliates) which did not disclose it in violation of a duty of confidentiality,
(y) use of information to perform the Sellers' obligations hereunder or (z) disclosures which are required to be made by a Restricted Person under legal process by subpoena or other court order or other applicable laws or regulations, or which are requested by the Buyer or any of its affiliates.

                (ii) During the two-year period commencing on the Closing Date, no Price Company or any of its Affiliates shall
(i) solicit or encourage any senior officer of the Company or of any direct or indirect subsidiary of the Company (except with respect to senior officers appointed by Price and employed by a Price Company on the date hereof) (A) to leave employment with the Company or with such subsidiary or (B) to become an employee, officer or director of, or consultant to, any Price Company or any of its Affiliates or (ii) solicit or encourage any officer or employee of the Company or of any direct or indirect subsidiary of the Company (except with respect to senior officers appointed by Price and employed by a Price Company on the date hereof) to join any Price Company or any of its Affiliates in a capacity (as employee, officer, director or consultant) which relates to a broadcast market which is the same as, or which overlaps, a broadcast market currently served (as of the Closing Date) by the Company or any direct or indirect subsidiary of the Company.


SECTION 13.  Closing Conditions.

                1  Conditions for the Buyers.

                The obligation of each of the Buyers to purchase the Securities hereunder and to proceed with the Closing is subject to the satisfaction, at or prior to the Closing Date, of the following conditions (any of which may be waived in writing by the Buyers):

                (i)  Performance of Obligations.  The Price
Companies shall have performed and complied with all agreements, covenants and conditions contained in this Agreement and any other documents contemplated hereby which are required to be performed or complied with by the Price Companies at or prior to the Closing Date, and all instruments and documents required by this Agreement to be executed by the Price Companies shall be reasonably satisfactory in form and substance to the Buyers and their counsel.

                (ii)  Representations and Warranties.  The
representations and warranties of the Price Companies contained in this Agreement or in any certificate or document delivered pursuant hereto shall have been correct and complete when made and, in addition, shall be correct and complete at and as of the Closing Date, with the same force and effect as though such representations and warranties had been made at and as of the Closing Date.

                (iii) Compliance Certificate. The Buyers shall have received a certificate dated the Closing Date executed by the President of each of the Price Companies to the effect that the conditions of Section 7.1(a) and 7.1(b) hereof have been satisfied.

                (iv)  Proceedings.  All corporate and other
proceedings regarding the Price Companies in connection with the transactions contemplated by this Agreement and any other agreement, instrument or document required to be executed and delivered by the Price Companies hereunder, and all documents incident thereto, shall be in form and substance reasonably satisfactory to the Buyers and their counsel, and the Buyers shall have received all such originals or certified or other copies of such documents as the Buyers or their counsel may reasonably request.

                (v) Opinion of Counsel. The Buyers shall have received a favorable opinion of Proskauer Rose Goetz & Mendelsohn, counsel for the Price Companies, dated as of the Closing Date and substantially in the form attached hereto as Exhibit A. In giving such opinion, such counsel shall be entitled to rely in good faith upon certificates of the Sellers with respect to factual matters.

                (vi) FCC Approval. The FCC shall have granted its approval of the Application and such approval shall not include any conditions which are materially adverse to the Buyers or the Company.

                (vii) Satisfaction and Discharge of IBJ Lien. The Buyers shall have received at the Closing documentation evidencing the complete satisfaction and discharge of the IBJ Lien (and any other Lien against or affecting the Securities or any Other Interests) and the termination of all agreements, instruments and Liens relating thereto.

                (viii) Resignations and Surrenders. The Buyers shall have received (i) resignations effective as of the Closing Date of any director or officer of the Company appointed by Price and/or Apple as requested by the Buyers, (ii) written surrender, to the extent requested by the Buyers, by such directors or officers (or their designees) holding powers of attorney from the Company, of their authority and power to act under such powers of attorney, and (iii) any and all proxies held by any Price Company from any other stockholder of the Company (including without limitation any held pursuant to Section 4(f) of the Stockholders Agreement); provided, that the Buyers in their discretion may make such requests with respect to clause (i), (ii) and/or (iii) subsequent to the Closing at which time the Price Companies agree that they will deliver such resignations or surrender such proxies or powers of attorney.

                (ix) Material Adverse Change. There shall not have occurred after the date hereof a material adverse change in the business, assets, liabilities, operations, condition
(financial or otherwise), affairs or prospects of the Company or its subsidiaries.

                (x)  Release.  Price and Apple shall have
executed and delivered to the Buyers a Release, which shall be substantially in the form attached hereto as Exhibit B (the "Release") and the Price Companies agree to deliver counterparts of such Release, from time to time from and after the Closing Date, to additional parties (if any) to the Release (such other parties being referred to in the Release as other Non-Price Parties) who execute and deliver counterparts of the Release.

                2  Conditions for the Price Companies.

                The obligation of the Price Companies to sell, transfer and assign the Securities and any Other Interests hereunder and to proceed with the Closing is subject to the satisfaction, at or prior to the Closing Date, of the following conditions (any of which may be waived in writing by the Price Companies):

                (i)  Performance of Obligations.  The Buyers
shall have performed and complied with all agreements, covenants and conditions contained in this Agreement and any other documents contemplated hereby which are required to be performed or complied with by the Buyers at or prior to the Closing Date, and all instruments and documents required by this Agreement to be executed by the Buyers shall be reasonably satisfactory in form and substance to the Price Companies and their counsel.

                (ii)  Representations and Warranties.  The
representations and warranties of the Buyers contained in this Agreement or in any certificate or document delivered pursuant hereto shall have been correct and complete when made and, in addition, shall be correct and complete at and as of the Closing Date, with the same force and effect as though such representations and warranties had been made at and as of the Closing Date.

                (iii)  Compliance Certificate.  The Price
Companies shall have received a certificate dated the Closing
Date executed by the General Partner of each of the Buyers to the effect that the conditions of Section 7.2(a) and 7.2(b) hereof have been satisfied.

                (iv) Proceedings. All partnership proceedings regarding the Buyers in connection with the transactions contemplated by this Agreement and any other agreement, instrument or document required to be executed and delivered by the Buyers hereunder, and all documents incident thereto, shall be in form and substance reasonably satisfactory to the Price Companies and their counsel, and the Price Companies shall have received all such originals or certified or other copies of such documents as the Price Companies or their counsel may reasonably request.

                (v) Opinion of Counsel. The Price Companies shall have received a favorable opinion of Lord Day & Lord, Barrett Smith, counsel for the Buyers, dated as of the Closing Date and substantially in the form attached hereto as Exhibit C. In giving such opinion, such counsel shall be entitled to rely in good faith upon certificates of the Buyers with respect to factual matters.

                (vi) FCC Approval. The FCC shall have granted its approval of the Application and such approval shall not include any conditions which are materially adverse to the Price
Companies.

                (vii) Release. The Buyers shall have executed and delivered to the Price Companies the Release.


SECTION 14.  Indemnification.

                (i) From and after the Closing Date, each of the Price Companies hereby agrees to indemnify and hold the Buyers and their respective affiliates and their respective partners, officers, employees, agents and representatives and their respective successors, assigns and legal representatives (collectively, the "Indemnified Buyers") harmless from and against any and all losses, claims, damages, costs, liabilities or expenses (including without limitation reasonable attorneys' fees and reasonable costs of investigation and defense) suffered or incurred by any and/or all of the Indemnified Buyers or to which any and/or all of the Indemnified Buyers may become subject arising out of, resulting from or in connection with a breach of any representation or warranty or covenant of Price and/or Apple in this Agreement.

                (ii) From and after the Closing Date, each of the Buyers hereby agrees to indemnify and hold the Price Companies and their respective affiliates and their respective officers, employees, directors, stockholders, agents and representatives and their respective successors, assigns and legal representatives (collectively, the "Indemnified Parties") harmless from and against any and all losses, claims, damages, costs, liabilities or expenses (including without limitation reasonable attorneys' fees and reasonable costs of investigation and defense) suffered or incurred by any and/or all of the Indemnified Parties or to which any and/or all of the Indemnified Parties may become subject arising out of, resulting from or in connection with a breach of any representation or warranty or covenant of the Buyers in this Agreement.


SECTION 15.  Termination.

                Notwithstanding anything in this Agreement to the contrary:

                (i)  Mutual Consent.  This Agreement may be
terminated with the mutual consent of the parties hereto.

                (ii)  Outside Date.  If for any reason the
Closing Date shall not have occurred on or before January 31, 1994, then, unless otherwise agreed to in writing between the parties hereto, this Agreement shall terminate automatically at the close of business on such date.

Any termination of this Agreement in accordance with this
Section 9 shall have the effect of causing this Agreement thereupon to become void and of no further force or effect, and thereupon no party hereto will have any rights, duties, liabilities or obligations of any kind or nature against any other party hereto based upon either this Agreement or the transactions contemplated hereby, except that nothing in this
Section 9 shall relieve any party from liability for any breach of the covenants to consummate the transactions contemplated by this Agreement at the Closing provided that the conditions to any such obligation have been fulfilled as provided herein.


SECTION 16.  Miscellaneous.

                1  Fees and Expenses.

                All legal and other fees, costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such fees, costs or expenses.

                2  Notices.

                All notices and other communications given or made pursuant hereto shall be in writing and shall be delivered by messenger (against written receipt), overnight courier or registered or certified mail (postage prepaid, return receipt requested) to the parties at the following respective addresses:

                (i)  If to the Buyers:
                     c/o Desai Capital Management Incorporated
                     540 Madison Avenue
                     New York, N.Y. 10022

                     Attention:  Mr. Rohit M. Desai

                with a copy to:

                     Lord Day & Lord, Barrett Smith
                     1675 Broadway
                     New York, New York 10019

                     Attention:  Christopher Hilbert, Esq.

                (ii)  If to Price and/or Apple, then to:

                     Price Communications Corporation
                     45 Rockefeller Plaza
                     New York, N.Y. 10020

                     Attention:  Mr. Robert Price, President

                with a copy to:

                     Proskauer Rose Goetz & Mendelsohn
                     1585 Broadway
                     New York, N.Y. 10036

                     Attention:  Peter G. Samuels, Esq.

or to such other persons or at such other addresses as shall be furnished by like notice to the other party, and such notice or other communication shall be deemed to have been given or made as of the date so delivered or received.

                3  Successors and Assigns; No Third-Party
Beneficiaries.

                (i) This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns; provided, however, that no party shall assign (by operation of law or otherwise) or delegate any of the obligations, duties, benefits or rights under this Agreement without the prior written consent of the Price Companies (in the case of an assignment or delegation by a Buyer) or the Buyers (in the case of an assignment or delegation by a Price Company).

                (ii)  Nothing in this Agreement shall confer
upon any person or entity other than a party to this Agreement or a party's permitted successors and assigns, any rights or remedies of any nature or kind whatsoever under or by reason of this Agreement.

                4  Entire Agreement.

                This Agreement, together with the Release and any further agreements entered into by the Buyers and the Price Companies at the Closing, (a) contain the entire agreement and understanding of the parties with respect to the subject matter hereof and (b) supersede all prior negotiations, discussions, correspondence, communications, understandings and agreements among the parties relating to the subject matter hereof, all of which are merged into this Agreement. No prior drafts of this Agreement and no words or phrases from any such prior drafts shall be admissible into evidence in any action or proceeding involving this Agreement.

                5  Amendment; Waiver; Consent.

                (i) This Agreement may be amended, modified or supplemented, and the terms hereof may be waived, in each case only by a written instrument executed by the parties hereto.

                (ii) The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent or other breach, whether or not similar.

                6  Severability.

                Any provision hereof which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction, in each case so long as the essential nature of the transaction between the parties has been maintained. To the extent permitted by applicable law, the parties hereby waive any provision of law which may render any provision hereof prohibited or unenforceable in any respect.

                7  Specific Performance.

                The parties agree that irreparable damage will result in the event that this Agreement is not specifically enforced, and the parties agree that any damages available at law for a breach of this Agreement would not be an adequate remedy. Therefore, the provisions hereof and the obligations of the parties hereunder shall be enforceable in a court of equity, or other tribunal with jurisdiction, by a decree of specific performance, and appropriate injunctive relief may be applied for and granted in connection therewith. Such remedies and all other remedies provided for in this Agreement shall, however, be cumulative and not exclusive and shall be in addition to any other remedies which a party may have under this Agreement or otherwise.

                8  Counterparts.

                This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same agreement, and all signatures need not appear on any one counterpart.

                9  Headings.
                The headings and captions in this Agreement and the table of contents are for convenience of reference only and shall not define, limit or otherwise affect any of the terms or provisions hereof.

                10  Governing Law.

                This Agreement shall be governed by and
construed and enforced in accordance with the laws of the State of New York, without regard to any choice-of-law rules thereof which might apply the laws of any other jurisdiction.


                [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

               IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

                          APPLE PUBLISHING CORPORATION



                          By______________________________
                            Robert Price, President


                          PRICE COMMUNICATIONS CORPORATION



                          By______________________________
                            Robert Price, President


                          EQUITY-LINKED INVESTORS, L.P.
                          By Rohit M. Desai Associates
                               General Partner



                          By______________________________
                            Name:
                            Title:


                          EQUITY-LINKED INVESTORS-II
                          By Rohit M. Desai Associates-II
                               General Partner



                          By______________________________
                            Name:
                            Title: